Welcome to the
2008 Annual Meeting

Shareholder Assembly Agenda
•Stock Performance
•Dividend Strategy
•2007 Review
•Expansion Plans
•Some Things To Be Proud Of
•Questions and Answers

While our stock declined on a total return basis in 2007, we compare
quite favorably to local competitors and national peer groups
One Year Total Return on TrustCo Shares vs. Competitors
Through December 31, 2007

Three Year Total Return on TrustCo Shares vs. Competitors
Through December 31, 2007

Five Year Total Return on TrustCo Shares vs. Competitors
Through December 31, 2007

15 Year Total Return Performance

Dividend Strategy
• Long Term Approach
• Capital Needed to Support Growth
• Excess Capital Should Be Returned To
 Shareholders

Total Net Income and
Dividends Paid
2003 - 2007
Net Income = $253.4 million
Dividends Paid = $230.8 Million

Dividend Payout Ratio

TrustCo vs. Competitors
2007 Dividend Payout Ratio

Dividend Yield
TrustCo vs. Competitors
(as of 5/7/2008)

Total Deposits
Deposits are up 25% since 2003, including 8% in 2007

Total Loans
Loans are up 71% since 2003, including 10% growth in 2007

Sub-Prime Loans
•TrustCo Investment = $ 0.00

Extremely Strong Reserves to Loans
Our Staying Power In This Very Difficult Environment Is Superior

Non-performing Assets To Total Assets
In-line With Locals And Much Better Than National Peers

Efficiency Ratio

Efficiency Ratio
TrustCo vs. Competitors

TrustCo Net Interest Margin

Return on Average Assets
Our Profitability Remains Strong

Return on Average Assets
TrustCo vs. Competitors
Profitability Remains Above Local And National Peers

Return on Average Equity
TrustCo vs. Competitors
Profitability Remains Above Local And National Peers

Managed Assets Per Employee

Deposits per Employee
TrustCo vs. Competitors

CEO Cash Compensation vs. Stock Price

Expansion Plans
•New Branches
•Growth

Continuing to Expand
Number of Offices

Branches Pending
Florida Downstate Upstate New Jersey
16 4 1 1
Branches Opened in 2007
Allendale, Apopka, Ardsley, Bronxville, Crestwood Plaza,
Curry Ford Road West, Goldenrod Road, Great Barrington,
Lake Square, Lee, Lee Road, Monroe, Mt. Kisco,
Peekskill, Schaghticoke, Winterhaven.

STRATEGY PAYOFF
Percentage of Total Deposit Growth
Since 12/31/2005

SOME THINGS TO
BE PROUD OF:

WMHT Auction

Honors Received
US Banker - Top 200 Mid-Tier Banks
 Top 10 for the last four years
SNL Financial - Top 100 Thrifts
 Top 15 last two years
Bank Director - Top 150 Performers
 Top 20 in 2007

2008 Annual Meeting
Questions and Answers

2008 Annual Meeting
Thank You for Attending

TRUSTCO
Bank Corp NY

TRUSTCO
Bank Corp NY

TRUSTCO Bank Corp NY


TrustCo
Arrow
Berkshire
1st Niagara
Bank America
Key
NBT
Peer Group
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-5.1%
-6.7%
-20.8%
-15.7%
-18.9%
-35.5%
-7.4%
-23.7%


TrustCo
Arrow
Berkshire
1st Niagara
Bank America
Key
NBT
Peer Group
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-15.1%
-15.2%
-26.3%
-4.7%
0.3%
-21.9%
-2.0%
-9.5%

TRUSTCO Bank Corp NY



70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
19.6%
17.1%
19.8%
37.0%
46.4%
14.6%
57.9%
37.4%
TrustCo
Arrow
Berkshire
1st Niagara
Bank America
Key
NBT
Peer Group

TRUSTCO Bank Corp NY



Index Value
900
800
700
600
500
400
300
200
100
0
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
$646.37
$428.69
$423.63
TrustCo Bank Corp NY
Russell 2000
SNL Superregional Bank Index

TRUSTCO
Bank Corp NY

TRUSTCO Bank Corp NY



140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
85.7%
80.0%
78.2%
106.7%
120.8%
88.0%
2003
2004
2005
2006
2007
Q1-08

TRUSTCO Bank Corp NY



140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
120.8%
58.3%
40.3%
66.7%
72.7%
79.1%
52.3%
48.1%
TrustCo
Arrow
Berkshire
1st Niagara
Bank America
Key
NBT
Peer Group

TRUSTCO Bank Corp NY


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.09%
4.24%
2.47%
3.94%
6.74%
6.16%
3.37%
3.00%
TrustCo
Arrow
Berkshire
1st Niagara
Bank America
Key
NBT
Peer Group



TRUSTCO
Bank Corp NY



Total Deposits ($billions)
$3.25
$3.00
$2.75
$2.50
$2.25
$2.420
$2.527
$2.562
$2.799
$3.020
2003
2004
2005
2006
2007


Net Loans ($billions)
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$1.114
$1.191
$1.425
$1.727
$1.900
2003
2004
2005
2006
2007

TRUSTCO Bank Corp NY

TRUSTCO Bank Corp NY


2.00%
1.75%
1.50%
1.25%
1.00%
1.79%
1.19%
1.23%
1.14%
1.59%
1.32%
1.57%
1.23%
TrustCo
Arrow
1st Niagara
Berkshire
Key
Bank America
NBT
Peer Group



1.50%
1.00%
0.50%
0.00%
0.39%
0.15%
0.35%
0.67%
1.00%
0.58%
0.60%
1.08%
TrustCo
Arrow
1st Niagara
Berkshire
Key
Bank America
NBT
Peer Group


60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
38.3%
38.8%
38.3%
42.0%
45.5%
2003
2004
2005
2006
2007



70.0%
60.0%
50.0%
40.0%
45.5%
56.4%
65.1%
61.3%
57.0%
66.4%
52.1%
60.8%
TrustCo
Arrow
Berkshire
First Niagara
Bank America
Key
NBT
Peer Group



5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
3.94%
3.85%
3.90%
3.50%
3.10%
2003
2004
2005
2006
2007


2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.96%
2.00%
2.07%
1.52%
1.20%
2003
2004
2005
2006
2007

TRUSTCO Bank Corp NY


1.30%
1.10%
0.90%
0.70%
0.50%
1.20%
1.11%
0.60%
1.05%
0.94%
0.97%
0.98%
0.77%
TrustCo
Arrow
Berkshire
1st Niagara
Bank America
Key
NBT
Peer Group

TRUSTCO Bank Corp NY



17.2%
14.7%
4.7%
6.2%
11.0%
11.9%
12.6%
8.8%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
TrustCo
Arrow
Berkshire
1st Niagara
Bank America
Key
NBT
Peer Group

TRUSTCO Bank Corp NY



6,000
5,500
5,000
4,500
4,000
3,500
3,000
800
700
600
500
400
300
200
2003
2004
2005
2006
2007
TrustCo Assets / Emp ($-000)
Peer Assets / Emp.
TrustCo Employees

TRUSTCO Bank Corp NY



Total Deposits per Employee (millions)
$5.00
$4.00
$3.00
$2.00
4.508
2.688
3.255
3.042
3.839
3.411
3.090
3.142
Trustco
Arrow
Berkshire
First Niagara
Bank America
Key
NBT
Peer Group

TRUSTCO Bank Corp NY


$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
1,200,000
1,100,000
1,000,000
900,000
800,000
700,000
600,000
2003
2004
2005
2006
2007
YE Stock Price
CEO Salary & Bonus

TRUSTCO
Bank Corp NY

TRUSTCO Bank Corp NY



125
100
75
50
69
74
83
91
107
111
2003
2004
2005
2006
2007
Q1-08

TRUSTCO
Bank Corp NY


90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
83%
17%
Existing Branches
New Branches

TRUSTCO
Bank Corp NY

TRUSTCO
Bank Corp NY


TRUSTCO
BANK


wmht
auction


wmht
auction

TRUSTCO
Bank Corp NY

TRUSTCO
Bank Corp NY

TRUSTCO
Bank Corp NY